UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2016 (January 15, 2016)

VIROPRO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-06718	13-3124057
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2151 O'Toole Avenue, Suite 50, San Jose, CA 95131

 (Address of Principal Executive Offices) (Zip Code)

 650-300-5190

Registrant’s telephone number, including area code

___________________________________

 (Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2016 Dr. Joseph Vallner, Acting President of the registrant ("Viropro") resigned. The Board intends to appoint a new President in the near future. Kenneth A. Sorensen was elected as Chairman of the Viropro Board of Directors on January 3, 2016 in place of Bruce A. Cohen. Mr. Cohen continues to serve as a member of the Viropro Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 22, 2016	Viropro, Inc.

	By:	/s/ Kenneth A. Sorensen
Kenneth A. Sorensen
Chairman of the Board